UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05128

The Swiss Helvetia Fund, Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

Mark Hemenetz

Schroder Investment Management North America Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

Registrant’s telephone number, including area code: 1-800-730-2932

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE SWISS HELVETIA FUND, INC.

Dear Shareholder:

2014 was a year of significant change for The Swiss Helvetia Fund, Inc. (the “Fund”). Following the completion of an extensive multi-month process, your Board of Directors met in person in March 2014 and voted to approve and recommend to you the approval of Schroder Investment Management North America Inc. as the Fund’s investment adviser and Schroder Investment Management North America Limited as the Fund’s sub-adviser (together, “Schroders”). You, our shareholders, voted in June overwhelmingly to approve Schroders and, effective July 1, 2014, Schroders became the Fund’s investment adviser.

This annual report marks the Fund’s first annual report with our new investment adviser. The Board has now had the opportunity to work with Schroders for half a year and that experience has served only to confirm that we and you made the right choice. We are continuing to work with Schroders to best enhance shareholder value and believe that the closed-end fund format provides an attractive vehicle to access the Swiss equities market over the long-term.

Thank you for your continued support.

Sincerely,

Samuel B. Witt, III

Chairman

THE SWISS HELVETIA FUND, INC.

Dear Shareholder:

We are pleased to provide the Annual Report for The Swiss Helvetia Fund, Inc. (Fund) for the fiscal period ended December 31, 2014. Please note that while the management discussion and analysis and financial statements included here cover the period from January 1, 2014 – December 31, 2014, Schroder Investment Management North America Inc. (Schroders) became the Fund’s investment adviser effective July 1, 2014. We would also like to once again take this opportunity to thank you for the trust you have placed in Schroders.

During the reporting period, global equities delivered positive returns in a volatile environment gaining 4.94% for the year as measured by the MSCI World Index. During the second half of 2014, the Federal Reserve successfully brought an end to its Quantitative Easing (QE) program but other central banks continued to ease monetary policy. Oil prices fell further, particularly after OPEC elected not to cut output. The outperformance of the US economy and end of QE helped drive the USD up against its main trading partners. With few economies keeping up with the US, the dollar was a favorite long position for many investors against various short positions elsewhere. The S&P 500 performed well despite some concerns over increasing interest rates. Equities were supported by hopes that lower oil prices would help sustain the consumer-led recovery. For the year, the S&P was up 13.69%.

Eurozone equity returns were virtually flat. Macroeconomic news remained downbeat with disappointing news from Germany’s industrial sector early in the year. The weak data fuelled hopes that the European Central Bank could soon start buying sovereign bonds. Japanese equities were also generally flat in dollar terms after further monetary policy easing from the central bank sent the yen lower. Prime Minister Abe called snap elections, won by his party, and delayed another consumption tax increase. Finally, emerging markets posted a -2.19% return as measured by the MSCI Emerging Markets Index. Russia was particularly weak amid deteriorating economic data, falling oil prices and pressure on the ruble. An interest rate cut supported Chinese equities.

With this as a backdrop, Swiss stocks were positive overall, but currency weakness during the period offset much of the gains. The global nature of many Swiss companies allowed for geographic diversification which proved to be a slight benefit relative to other markets in Continental Europe.

Our detailed comments regarding the Swiss economy follows in our Management Discussion and Analysis. We look forward to the opportunity to be of service to you. Please do not hesitate to let us know if you have questions or concerns. We would encourage you to visit www.swzfund.com for daily price and performance information, fund documents as well as investment updates. Again, we thank you for investing with us and look forward to our continued relationship.

Sincerely,

Mark A. Hemenetz, CFA

President

IMPORTANT INFORMATION CONCERNING

MANAGEMENT DISCUSSION AND ANALYSIS AND PERFORMANCE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2014. The views expressed in the Management Discussion and Analysis section (the “MD&A”) are those of the Fund’s portfolio manager and are subject to change without notice. They do not necessarily represent the views of Schroder Investment Management North America Inc. The MD&A contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results.

THE SWISS HELVETIA FUND, INC.

Management Discussion and Analysis (As of December 31, 2014)

For the twelve-month period ended December 31, 2014, performance of The Swiss Helvetia Fund, Inc. (the “Fund”) as measured by the change in value in the Fund’s net asset value (“NAV”) decreased by -0.27% in US dollars. For the same period, the Fund’s share price performance in US dollars declined by -3.66%, as the discount at which its shares traded widened. This compares with an advance of 0.89% in Swiss equity markets as measured by the Swiss Performance Index (the “Index” or “SPI”) as measured in US dollars. In the final quarter of the year, the Fund’s NAV decreased by -1.52% and the share price performance was -1.91%, compared to a fall in the Index of -2.17%, all measured in US dollars. From May onwards, the US dollar started to recover against many developed nation currencies, including the Swiss franc. Measured in Swiss francs, the Fund’s NAV rose by 11.41% for the full year 2014 and by 2.44% in the final quarter.

Economic environment during the period under review

Global economic review

A common economic theme for 2014— after initial hopes of a tentative acceleration—has been the lowering of growth expectations based on actual quarterly real GDP numbers. This has been true in particular in the eurozone, Japan and emerging market economies. The US experienced the same fate in the first part of the year due to harsh weather, but then emerged with a stronger than anticipated rebound.

European economic review

Two of the most important reasons for subdued growth in Europe can be seen in budget constraints and in the lack of much needed structural reforms. Important countries ailing in this respect are France and Italy. However, Germany had already gone through wide-ranging reforms since the beginning of the millennium. Still, that did not enable the German economy to grow much above the average of the eurozone. German exports grew, but in view of a generally less dynamic global economy, initial hopes were not met, and gross fixed capital formation also weakened. The conflict in the Ukraine and the ensuing sanctions from and against Russia might have had an impact on sentiment for the latter; however, the exchange of goods and services with Russia is not significant enough to have a material impact on the European or German economies.

Swiss economic review

The Swiss economy continued to grow at a rate clearly above the rest of Europe, however, due to the strong trade links with the region, forecasts also came down over the rest of the year. Expectations for real GDP growth in 2014, as published quarterly by the government’s expert group, came down to 1.8% in December 2014 compared to 2.3% twelve months earlier. The biggest contributor to 2014 growth estimates due to its weight came from consumption, growing by about 1%; the highest growth rate was observed in exports at 3.6%. For listed Swiss companies, the domestic economy is not a

THE SWISS HELVETIA FUND, INC.

relevant indicator, because for the market capitalization weighted average roughly 90% of revenues for such companies are generated abroad. Swiss companies typically have operations across the globe. Therefore, global economic development is much more important than Swiss specifics.

Market environment during the period under review

It was generally a good year for equity markets when looking at the local currency returns of the major developed countries. All of them enjoyed positive total returns, however, when translated into US dollars, most of these gains faded and only a few remained in positive territory as seen from the perspective of a US investor. Switzerland was one of these exceptions. Most global stock markets suffered negative performance in US dollars for the full year and during the fourth quarter 2014.

Swiss equities, as measured by the Index showed a positive performance of 13.00% in Swiss francs, which resulted in a total return of 0.89% when converted into US dollars, outperforming European peer markets in local currency and in US dollars, thanks to the Index’s largest member, Novartis, which enjoyed a total return of 20.23% in US dollars. Peer pharmaceutical Roche experienced a slightly positive total return of 0.05% in US dollars. These two examples highlight the general trend of diverging stock and sector performance. A majority of stocks and industries ended the year in negative territory in US dollars. Thanks to Novartis, 2014 was also a positive year for large cap stocks. Stocks outside the blue chip Swiss Market Index ended the year practically flat at -0.07% in US dollars. In late January / early February, and again in August and October, the market experienced corrections of rising magnitude and depth.

Performance

The Fund’s performance benefited in absolute US dollar terms from some of its larger positions, i.e., Novartis, Nestlé, Actelion and Lindt & Sprungli. Some smaller holdings also were helpful for absolute performance: Evolva, Leonteq, Lonza, Swiss Life and Schweizerische Nationalversicherung. The latter benefited from the take-over by Helvetia Holding AG.

These stocks also contributed positively to performance compared against the return of the SPI, with two notable exceptions being Index heavyweights Novartis and Nestlé that together detracted close to 1% from relative performance as they outperformed the market and because the Fund had a relative underweight in those two stocks.

In comparing the Fund’s NAV return of -0.27% with the performance of the Index of 0.89% in US dollars, there are three noteworthy effects:

1.	A negative effect of approximately 1% from being underweight the two heavyweights of the Index (Nestlé and Novartis);

THE SWISS HELVETIA FUND, INC.

2.	A positive effect in terms of relative performance from the selection of all other stocks, except Nestlé and Novartis; and,

3.	A negative effect from the revaluation of the Fund’s private equity holdings.

Private Equity Investments

The value of the Fund’s private equity investments declined, as there were negative developments that impacted valuations for several of these holdings. The Fund participated in a share capital increase of SelFrag in January for an amount of approximately $94,000. Following Schroders’ take-over of the Fund’s investment advisory responsibility, there have been two additional fund raisings. EyeSense issued additional shares and SelFrag received bridge financing in the form of a convertible loan. We decided not to participate in either of these fund raisings both due to the uncertainty resulting from product reorientation of these companies and the current transition phase that each is going through. Because of the terms of these financings, including their dilutive impact on the Fund’s interest in SelFrag and EyeSense, and our evaluation of each company’s revised business plans, in our opinion the fair valuation for each needed to be adjusted downwards. Based on information from management, our valuation of NovImmune was revised downward, while our valuation for Kuros remained broadly unchanged. We determined that the Fund’s valuation of Ixodes should be revised downward based on an updated understanding of the company’s business prospects. The limited partnership Zurmont Madison Private Equity distributed a significant amount of approximately $908,000, as it sold one of its investments. Zurmont also made capital calls the Fund was contractually required to fund because of its historic commitment which required outlays of slightly less than $600,000. Zurmont’s fair valuation at the end of 2014 is lower than at the beginning of the year because of its capital distribution. The company’s underlying participations experienced a negative revaluation when measured in US dollars, as the US dollar strengthened against the Swiss franc. Lastly, for its accounts published as of December 31, 2014, Aravis reversed one of the positive valuations it had placed on holdings a year before.

For the six-month period since June 30, 2014 to December 31, 2014, valuation of the Fund’s individual private equity investments changed by amounts that in sum totaled -1.53% of the Fund’s net assets as of June 30, 2014.

Portfolio changes

There was a rather high turnover, both in dollar terms and in the number of portfolio purchases and sales. This resulted in an unusually high capital gains distribution of over $58 million that was declared in December 2014. Approximately 84% of these realized gains were generated in the first half of the year before we took over on July 1, 2014 as investment advisor. A significant portion of the gains were realized to support

THE SWISS HELVETIA FUND, INC.

the Fund’s tender offer which saw over $68 million of the Fund’s shares repurchased. As of December 31, 2014, there are 33 listed companies held by the Fund and six direct investments into private equity firms plus two participations held in private equity limited partnerships. In 2014, we added Banque Cantonale Vaudoise (BCV), Implenia, Helvetia and Oerlikon, among others, as new investments for the Fund.

•	BCV is a Swiss regional bank, catering primarily towards clients in Switzerland’s Vaud canton and the immediate neighboring region. We believe BCV to be well capitalized with a core

New Investments by the Fund

Banque Cantonale Vaudoise

Clariant AG

Dufry AG

EFG International AG

Feintool International Holding AG

GAM Holding AG

Helvetia Holding AG

Implenia AG

Leonteq AG

Logitech International SA

OC Oerlikon Corp. AG

Sika AG

Sonova Holding AG

VZ Holding AG

Additions to Existing Investments

Belimo Holding AG

Bucher Industries AG

Syngenta AG

Tecan Group AG

Swatch Group AG

Positions Entirely Disposed of

ABB, Ltd.

Emmi AG

Galenica AG

Meyer Burger Technology AG

Nationale Suisse

Nobel Biocare Holding AG

Panalpina Welttransport Holding AG

Schindler Holding AG

Sulzer AG

Weatherford International, Ltd.

Reductions in Existing Investments

Actelion, Ltd.

Burckhardt Compression Holding AG

Basilea Pharmaceutica AG

Compagnie Financiere Richemont SA

Credit Suisse Group AG

DKSH Holding, Ltd.

Evolva Holding SA

Lindt & Spruengli AG

Lonza Group AG

Nestlé SA

Novartis AG

Roche Holding AG

Swiss Life Holding AG

UBS AG

THE SWISS HELVETIA FUND, INC.

tier equity ratio almost at 150% of the necessary level. BCV’s high dividend payout of approximately 5.8% looks very secure. Cost control over the past several years appears to have been very good, which makes it well prepared, in our opinion, for a potentially prolonged period of low growth and low interest rates.

•

We believe that Implenia is an attractive company for its future earnings growth potential. It has diversified away from being an almost purely Swiss construction company through acquisitions in economically sound countries, such as Norway and Germany.

•

With the takeover of Nationale Suisse by Helvetia, the Fund received shares in Helvetia and cash. The merger makes sense for Helvetia and the offer for Nationale Suisse was attractive, therefore we accepted it.

•

Oerlikon is a diversified industrial manufacturer. We bought it because in our view the market is too concerned about an imminent slowdown in its textile division. With its recent acquisition of Sulzer’s surface coating division, Metco, it should be possible to more or less compensate for the decline in Oerlikon’s textile division. We see Oerlikon as an attractively valued company, with a high quality balance sheet and management. In our view, it is of similar quality to

Sulzer, but considerably cheaper. We therefore decided to entirely dispose of Sulzer which was acquired before we took over as investment advisor.

Further examples where we decided to fully sell were Meyer Burger and Panalpina.

•

Meyer Burger faces a difficult market environment as a solar equipment manufacturer. After the end of the solar boom, solar panel manufacturers had to drastically reduce their capital expenditure because of industry overcapacity. After several capital increases and debt issuance, the company’s market capitalization is more or less the same as the time when it recorded record profits. Today, it is loss making and appears to be cash intensive. Although we think the solar industry will continue to grow once it has put the overcapacity issue behind, we view it as unlikely that the company will reach again its peak earnings. Moreover, in our view, the company’s balance sheet quality has worsened, and the possibility of a further equity issuance cannot be excluded.

•

Panalpina is currently restructuring its operations. We believe Panalpina needs to heavily invest in its IT systems in order to stay competitive in the freight forwarding market. Management has admitted that this will be a lengthy process. Valuation ap-

THE SWISS HELVETIA FUND, INC.

pears expensive, as market expectations for an increase in the company’s profitability are, in our view, too strongly held and for too short a timeframe.

Outlook

Global economic outlook

In 2014, expectations for global growth were only briefly on the rise. Starting in the second quarter, the outlook for world GDP growth saw steady and gradual downgrades. The IMF has started the new year with a continuation of that trend, where in its “World Economic Outlook” published in January 2015 it lowered forecasts for global growth by 0.3% for 2015 and 2016. It stated: “The revisions reflect a reassessment of prospects in China, Russia, the Euro area, and Japan as well as weaker activity in some major oil exporters because of the sharp drop in oil prices. The United States is the only major economy for which growth projections have been raised.”1 The pattern in terms of the direction of adjustments to individual countries and regions is very similar to that of the IMF’s revisions in the second half of 2014. While in 2014, downwards revisions were primarily made to the near term growth, i.e., for the current year, the IMF has now applied a more cautious view to the entire forecast period.

Swiss economic outlook

Although Swiss real GDP once again outpaced the Euro area and accelerated to

[1]	World Economic Outlook (WEO) Update, Cross Currents, January 2015, http://www.imf.org/external/pubs/ft/weo/2015/update/01/

0.6% (not annualized) in the third quarter of 2014 and 1.9% against the same quarter last year, forecasts for 2015 have been lowered by the expert group of the Swiss State Secretariat for Economic Affairs (SECO) in December 2014. Reasons stated are the sluggish recovery in Europe, and in particular the temporary weakness in Germany, Switzerland’s most important trading partner. The revised forecast, however, is already obsolete, as the abandoning of the exchange rate floor against the Euro will certainly have a major impact on exports of manufactured goods and services, which presently account for almost 50% of Swiss GDP. Exports will decline; both in terms of value and volume, and import volumes will rise as their prices have become cheaper. As a result, Swiss net trade surplus, which is about 11% of GDP, should experience a significant cut, depending on price elasticity of all imported and exported goods. Initial broker estimates of a 1.0%—1.5% cut to GDP growth are in our view still too optimistic. However, we would like to highlight that the impact for listed Swiss companies might not be so severe as they are much more dependent on global development rather than the domestic economy. On a market capitalization weighted average basis, listed Swiss companies generate approximately 90% of revenues abroad. As they have operations across the globe, it is not through export exposure that they are affected by the rise of the Swiss franc, but primarily through a currency conversion impact: their profit generated in a foreign country with the productive assets

THE SWISS HELVETIA FUND, INC.

located outside Switzerland should not change in foreign currency terms, but is now worth less in Swiss francs.

Investment view

In our investment outlook, we previously expressed our positive view on stock markets in general and for Swiss equities for the medium to long-term, even though we also saw risks of increased volatility in the short term. We identified sources for higher market fluctuations as coming from geopolitical tensions, perceptions about central bank actions as well as faltering global economic and corporate profit growth. We also pointed to the aging of the current bull market that is soon heading for its sixth year since the low in March 2009, which has made Swiss stocks more expensive in absolute terms as measured by price/earnings, price/book or price/sales ratios. We did not, however, anticipate the Swiss National Bank (SNB) to be the first actor to surprise the market, as it did on January 15, 2015, even though we expected that at some point in the future, the floor in the EUR-CHF exchange rate of 1.20 would be lifted. When the SNB introduced it in September 2011, purchasing power parity for the exchange rate was clearly above the floor. With such a prerequisite, it was not the case of a central bank that was already “behind the curve”: the SNB had not tried to limit the exchange rate move to less than was justified as equilibrium under the theory of purchasing power parity. To the contrary, the SNB had allowed the exchange rate to move by more than it should have under this framework. The obvious question is whether the purchasing power parity moved significantly since the time the floor had been introduced. Looking at the differential in inflation rates between Switzerland and the Euro area since the introduction of the minimum exchange rate, the purchasing power parity equilibrium rate was still above the floor. Therefore, this cannot be the reason that put strain on the SNB’s ability and willingness to intervene, but rather it was the SNB’s ballooning balance sheet. In the latest published data for December 2014, assets held by the SNB had grown to approximately 560 billion CHF. There is no other central bank that had currently such a large balance sheet compared to the gross domestic product of its currency area, which for Switzerland is estimated at around 650 billion CHF for the year 2014.

Has our view on the Swiss equity market changed since January 15, 2015? It took the market two days to more or less equal out the higher Swiss franc and its estimated impact on earnings of Swiss companies. The Swiss stock exchange, as measured by the SPI, lost 14.13% in total on January 15 and 16, 2015. As the Swiss franc rose by more against the US dollar, there was a net resulting gain of approximately 2% for a dollar-denominated investor in the Swiss market. In our view this is about fair as it is within the range of a normal two day fluctuation. In our minds, as a general rule of thumb, and ignoring variations between stocks: if the Swiss franc gains 15% against a bundle of other currencies, the Swiss equity market should

THE SWISS HELVETIA FUND, INC.

be 15% lower on average. Obviously, there was a lot of disparity between individual stocks. Whether the daily move correctly reflected the new exchange rate level needs to be analyzed in terms of the transactional and translational impact on the market’s constituents. We believe that in the long-term, Swiss equities are a good investment. Many Swiss companies are global leaders and over the last several decades, Swiss companies have successfully coped with a strengthening Swiss franc. However, in the short term, we expect exchange rate and equity market volatility to persist. This is both an opportunity and risk. We have started to look into trying to exploit the volatility by “bottom-fishing” in stocks that fulfill at least three of the following four conditions: 1) share price loses more than the overall market, 2) what we be-

lieved to be an already attractive valuation prior to the share price fall, 3) minimal transactional foreign exchange exposure and 4) pricing power to compensate for the Swiss franc appreciation. Any action taken will be gradual as there remain sources of risk that could lead to a correction of international stock markets. The Swiss stock market would very likely be affected again. Furthermore, although the Swiss franc in our view is trading significantly above its purchasing power parity, the seismic impact that the SNB’s decision had on Swiss assets, aftershocks and a further overshooting of the Swiss franc cannot be discounted. However, we are confident that mid-term we should be able to benefit from a return to levels that we believe more accurately reflect fundamentals.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2014

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 92.21%

Banks — 6.42%

2,000	Banque Cantonale Vaudoise	$1,084,889	0.32%

Offers consumer loans, treasury management, pension funds, investment management services, trades in commodities, advises on mergers and acquisitions and offers securities brokerage services.

(Cost $1,083,902)

248,600	Credit Suisse Group AG	6,274,733	1.84%
	A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $5,945,260)

445,000	EFG International AG	5,194,988	1.53%
	A global private banking group offering private banking and asset management services. (Cost $4,922,414)

540,500	UBS Group AG1,2	9,296,175	2.73%
	Provides retail banking, corporate and institutional banking, wealth management, asset management and investment banking. (Cost $6,975,871)

		21,850,785	6.42%

Biotechnology — 6.60%

66,000	Actelion, Ltd.	7,658,431	2.26%
	Focuses on the discovery, development and commercialization of treatments to serve critical, unmet medical needs. (Cost $3,082,700)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

50,000	Basilea Pharmaceutica AG1	$4,636,945	1.36%
	Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $4,000,920)

1,600,000	Evolva Holding SA1	2,125,497	0.62%
	Discovers and provides innovative, sustainable ingredients for health, nutrition and wellness. (Cost $1,272,422)

57,000	Lonza Group AG	6,436,270	1.89%
	Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. Operates production sites in Europe, the United States and China. (Cost $5,402,601)

3,029	NovImmune SA1,3	1,606,484	0.47%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		22,463,627	6.60%

Chemicals — 4.16%

190,000	Clariant AG	3,197,102	0.94%
	Develops, produces, markets and sells specialty chemical products for various end markets. (Cost $3,283,635)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2014

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Chemicals — (continued)

34,000	Syngenta AG2	$10,949,529	3.22%
	Produces herbicides, insecticides and fungicides, and seeds for field crops, vegetables, and flowers. (Cost $11,412,216)

		14,146,631	4.16%

Construction & Materials — 4.28%

3,375	Belimo Holding AG	7,846,073	2.30%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $7,119,603)

100,000	Implenia AG	5,811,906	1.71%
Provides construction, civil and underground engineering services. Implenia’s projects include residential and industrial buildings, tunnels, bridges and roads. The company also provides real estate and facilities management and marketing services.
	(Cost $6,306,426)

310	Sika AG	915,976	0.27%
Produces concrete and mixtures, mortar, sealants and adhesives, tooling resins, anti-static industrial flooring, acoustic materials for automobiles and waterproof membranes. The company also offers specialized contracting services.
	(Cost $932,860)

		14,573,955	4.28%

No. of Shares	Security	Fair Value	Percent of Net Assets

Financial Services — 2.74%

100,000	GAM Holding AG	$1,811,503	0.53%
	An independent, well-diversified asset management business, with a focus on the manufacturing and distribution of investment products and services. (Cost $1,678,844)

18,530	Leonteq AG	4,475,621	1.32%
	Is a technology and service platform with a leading position in structured investment products in Switzerland. (Cost $3,492,759)

17,000	VZ Holding AG	3,040,205	0.89%
Provides independent financial advice to private individuals and companies. The company consults on investment, tax and inheritance planning and provides advice regarding insurance products and coverage.
	(Cost $2,809,082)

		9,327,329	2.74%

Food & Beverage — 15.18%

273	Lindt & Sprungli AG2	15,704,403	4.61%
	Major manufacturer of premium Swiss chocolates. (Cost $6,930,228)

490,000	Nestlé SA2	35,973,934	10.57%
	Largest food and beverage processing company in the world. (Cost $6,459,887)

		51,678,337	15.18%

See Notes to Financial Statements.

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Schedule of Investments by Industry (continued)	December 31, 2014

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)
Industrial Goods & Services — 8.51%

34,200	Bucher Industries AG	$8,566,779	2.52%
	Manufactures food processing machinery, vehicles and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $11,093,920)

28,000	Burckhardt Compression Holding AG2	10,729,130	3.15%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $8,779,373)

61,000	DKSH Holding, Ltd.	4,665,627	1.37%
	An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $4,617,705)

17,100	Feintool International Holding AG	1,751,905	0.51%
Manufactures integrated systems for fineblanking and forming technologies. The company produces presses and special tooling capable of manufacturing precision parts, automation systems, riveting machines and extruded plastic and metal components.
	(Cost $1,411,233)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

260,000	OC Oerlikon Corp. AG	$3,270,769	0.96%
Produces industrial equipment to manufacture solar energy modules, place coatings, extract processing gases, manufacture textiles, and transmit power using mechatronic driveline components.
	(Cost $3,104,708)

		28,984,210	8.51%

Insurance — 3.67%

8,581	Helvetia Holding AG	4,093,387	1.20%
	Provides a broad range of life, casualty, liability, accident and transportation insurance. (Cost $3,909,132)

35,300	Swiss Life Holding AG	8,398,249	2.47%
	Provides life insurance and institutional investment management. (Cost $8,106,093)

		12,491,636	3.67%

Medical Equipment — 5.43%

168,000	Kuros Biosurgery AG1,3	686,439	0.20%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $2,516,639)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2014

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Medical Equipment — (continued)

56,000	Sonova Holding AG	$8,278,972	2.43%
	Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $8,573,644)

3,731	Spineart SA1,3	1,789,708	0.53%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,329)

68,000	Tecan Group AG	7,733,105	2.27%
	Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $6,804,220)

		18,488,224	5.43%

Personal & Household Goods — 5.89%

113,000	Compagnie Financiere Richemont SA2	10,098,525	2.97%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments, and men’s and women’s wear. (Cost $8,108,858)

No. of Shares	Security	Fair Value	Percent of Net Assets

Personal & Household Goods — (continued)

115,000	Swatch Group AG2	$9,953,203	2.92%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. Also operates retail boutiques. (Cost $10,991,521)

		20,051,728	5.89%

Pharmaceuticals — 26.55%[4]

530,000	Novartis AG2	49,258,290	14.46%
	One of the leading manufacturers of branded and generic pharmaceutical products. (Cost $10,426,546)

151,500	Roche Holding AG2	41,151,160	12.09%
Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious, autoimmune, and for other areas including dermatology and oncology.
	(Cost $8,841,736)

		90,409,450	26.55%

Retail — 0.99%

22,500	Dufry AG1	3,373,924	0.99%
	Operates duty-free shops in countries such as the Caribbean, France, Italy, Mexico, Russia, Singapore, the United Arab Emirates and the United States. (Cost $3,710,256)

		3,373,924	0.99%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2014

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Technology — 1.79%

450,000	Logitech International SA	$6,091,179	1.79%
Engages in the development and marketing of hardware and software products that enable or enhance digital navigation, music and video entertainment, gaming, social networking, and audio and video communication.
	(Cost $5,935,492)

		6,091,179	1.79%
	Total Common Stocks (Cost $194,217,144)	313,931,015	92.21%

Preferred Stocks — 0.91%

Biotechnology — 0.69%

8,400	Ixodes AG, Series B1,3,5	683,480	0.20%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of lyme disease after a tick bite. (Cost $2,252,142)

3,162	NovImmune SA, Series B1,3	1,677,023	0.49%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		2,360,503	0.69%

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — 0.16%

250,447	SelFrag AG, Class A, Series C1,3,5	$264,649	0.09%
78,514	SelFrag AG, Class A, Series D1,3,5	82,967	0.02%
171,902	SelFrag AG, Class A, Series E1,3,5	181,651	0.05%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,932,198)

		529,267	0.16%

Medical Equipment — 0.06%

83,611	EyeSense AG, Series A Preferred[1,3]	195,217	0.06%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

		195,217	0.06%
	Total Preferred Stocks (Cost $9,253,695)	3,084,987	0.91%

Private Equity Limited Partnerships — 4.39%

Biotechnology — 0.58%

	Aravis Biotech II - Limited Partnership[3,5] (Cost $2,857,869)	1,984,736	0.58%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2014

Security	Fair Value	Percent of Net Assets

Private Equity Limited Partnerships — (continued)

Financial Services — 3.81%
Zurmont Madison Private Equity, Limited Partnership[1,2,3,5] (Cost $12,722,137)	$12,978,154	3.81%

Total Private Equity Limited Partnerships (Cost $15,580,006)	14,962,890	4.39%

Total Investments* (Cost $219,050,845)	331,978,892	97.51%

Other Assets Less Other Liabilities, net	8,477,999	2.49%

Net Assets	$340,456,891	100.00%

[1]	Non-income producing security.
[2]	One of the ten largest portfolio holdings.
[3]

Illiquid. There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland. Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures. At the end of the period, the aggregate Fair Value of these securities amounted to $22,130,508 or 6.50% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – October 24, 2014	$2,857,869
EyeSense AG – Preferred Shares A	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
Kuros Biosurgery AG – Common Shares	August 10, 2009 – August 28, 2009	2,516,639
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
NovImmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010	2,623,329
Zurmont Madison Private Equity, Limited Partnership	September 13, 2007 – July 18, 2014	12,722,137

		$31,524,778

[4]

The Fund has a fundamental investment policy that prohibits it from investing 25% or more of its total assets in a particular industry. As of December 31, 2014, the Fund had more than 25% of its total assets invested in the pharmaceuticals industry as a result of the appreciation of the value of its existing investments. The Fund will not invest in any additional companies in the industry until such time that the percentage of the Fund’s total assets invested in that industry is below 25%.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (concluded)	December 31, 2014

[5]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

Name of Issuer	Fair Value as of 12/31/13	Gross Additions	Gross Reductions	Fair Value as of 12/31/14
Aravis Biotech II, Limited Partnership	$3,084,787	$77,156	$—	$1,984,736
Ixodes AG – Preferred Shares B	1,291,901	—	—	683,480
SelFrag AG – Class A – Preferred Shares	935,650	94,134	—	529,267
Zurmont Madison Private Equity, Limited Partnership	15,067,184	313,480	—	12,978,154

	$20,379,522	$484,770	$—	$16,175,637

*	Cost for Federal income tax purposes is $217,805,586 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$127,978,038
Gross Unrealized Depreciation	(13,804,732)

Net Unrealized Appreciation (Depreciation)	$114,173,306

PORTFOLIO HOLDINGS
% of Net Assets as of December 31, 2014
Common Stocks
Pharmaceuticals	26.55%
Food & Beverage	15.18%
Industrial Goods & Services	8.51%
Biotechnology	6.60%
Banks	6.42%
Personal & Household Goods	5.89%
Medical Equipment	5.43%
Construction & Materials	4.28%
Chemicals	4.16%
Insurance	3.67%
Financial Services	2.74%
Technology	1.79%
Retail	0.99%
Preferred Stocks
Biotechnology	0.69%
Industrial Goods & Services	0.16%
Medical Equipment	0.06%
Private Equity Limited Partnerships	4.39%
Other Assets Less Other Liabilities, net	2.49%

100.00%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities	December 31, 2014

Assets:
Unaffiliated investments, at value (cost $199,286,499)	$315,803,255
Affiliated investments, at value (cost $19,764,346)	16,175,637

Total investments, at value (cost $219,050,845)	331,978,892

Cash	58,861,919
Foreign currency (cost $8,549,331)	8,501,655
Tax reclaims receivable	119,869
Prepaid expenses	58,176

Total assets	399,520,511

Liabilities:
Capital gains distributions payable	58,492,395
Advisory fees payable	212,291
Directors’ fees payable	20,454
Other fees and expenses payable	338,480

Total Liabilities	59,063,620

Net assets	$340,456,891

Composition of Net Assets:
Paid-in capital	222,078,530
Accumulated net investment income	(486,424)
Accumulated net realized gain from investments and foreign currency transactions	6,002,957
Net unrealized appreciation on investments, foreign currency, and foreign currency translations	112,861,828

Net assets	$340,456,891

Net Asset Value Per Share:
($340,456,891 ÷ 26,648,016 shares outstanding, $0.001 par value: 50 million shares authorized)	$12.78	(a)

(a)

The net asset value for financial reporting purposes, $12.78, differs from the net asset value reported on December 31, 2014, $12.82, due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations	For the Year Ended December 31, 2014

Investment Income:
Dividends (less foreign tax withheld of $1,115,438)	$8,184,191
Dividend from affiliate	38,138

Total income	8,222,329

Expenses:
Investment advisory fees (Note 2)	3,032,454
Administration fees	296,153
Directors’ fees and expenses	582,980
Professional fees (Note 3)	1,391,988
Printing and shareholder reports	139,226
Accounting fees	109,772
Delaware franchise tax fees	90,000
Custody fees	77,746
Insurance fees	75,194
Compliance services fees	65,713
Transfer agency fees	43,922
Miscellaneous expenses	90,872

Total expenses	5,996,020

Net investment income	2,226,309

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investments sold	67,131,022
Foreign currency transactions	(3,861,222)
Net change in unrealized appreciation (depreciation) from:
Investments	(74,436,491)
Foreign currency and foreign currency translations	(693,845)

Net Realized and Unrealized Loss on Investments and Foreign Currency	(11,860,536)

Net Decrease in Net Assets from Operations	$(9,634,227)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statements of Changes in Net Assets

For the Year Ended December 31, 2014	For the Year Ended December 31, 2013

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,226,309	$2,589,448
Net realized gain (loss) from:
Investments sold	67,131,022	34,673,977
Foreign currency transactions	(3,861,222)	(402,261)
Net change in unrealized appreciation (depreciation) from:
Investments	(74,436,491)	70,931,196
Foreign currency and foreign currency translations	(693,845)	640,018

Net increase (decrease) in net assets from operations	(9,634,227)	108,432,378

Distributions to Stockholders from:
Net investment income and net realized gain from foreign currency transactions	(1,062,296)	(2,111,695)
Net realized capital gain	(62,263,544)	(31,145,742)

Total distributions to stockholders	(63,325,840)	(33,257,437)

Capital Share Transactions:
Value of shares issued in reinvestment of dividends and distributions	9,900,158	—
Value of shares repurchased through stock buyback	—	(5,566,067)
Value of shares repurchased through tender offer (Note 7)	(68,371,636)	—

Total decrease from capital share transactions	(58,471,478)	(5,566,067)

Total increase (decrease) in net assets	(131,431,545)	69,608,874

Net Assets:
Beginning of year	471,888,436	402,279,562

End of year (including accumulated net investment income(loss) of $(486,424) and $2,070,025, respectively)	$340,456,891	$471,888,436

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Years Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at the beginning of the year	$15.46	$12.99	$11.54	$15.42	$13.39

Income from Investment Operations:
Net investment income[1]	0.08	0.08	0.16	0.17	0.09
Net realized and unrealized gain (loss) on investments[2]	(0.40)	3.45	1.42	(2.04)	2.31

Total from investment activities	(0.32)	3.53	1.58	(1.87)	2.40

Gain from capital share repurchases	—	0.03	—	0.02	0.12
Gain from tender offer	0.05	—	—	0.02	—
Capital change resulting from the issuance of fund shares	(0.03)	—	(0.06)	(0.07)	—

Less Distributions:
Dividends from net investment income and net realized gains from foreign currency transactions	(0.04)	(0.07)	(0.06)	(0.18)	(0.23)
Distributions from net realized capital gains	(2.34)	(1.02)	(0.01)	(1.80)	(0.26)

Total distributions	(2.38)	(1.09)	(0.07)	(1.98)	(0.49)

Net asset value at end of year	$12.78 [3]	$15.46 [4]	$12.99	$11.54	$15.42

Market value per share at end of year	$11.14	$13.95	$11.29	$9.95	$13.54

Total Investment Return:[5]
Based on market value per share	(3.66)%	33.10%	14.17%	(13.03)%	20.79%
Based on net asset value per share	(0.27)%[3]	28.18%[4]	13.26%	(11.43)%	19.38%
Ratios to Average Net Assets:
Net expenses	1.41%	1.30%	1.44%	1.32%	1.34%
Gross expenses	1.41%	1.30%	1.44%	1.33%[6]	1.38%[6]
Net investment income	0.52%	0.57%	1.32%	1.19%	0.66%
Supplemental Data:
Net assets at end of year (000’s)	$340,457	$471,888	$402,280	$343,864	$467,309
Average net assets during the year (000’s)	$426,661	$456,196	$376,713	$439,369	$424,627
Portfolio turnover rate	48%	45%	61%	55%	61%

[1]	Calculated using the average shares method.
[2]	Includes net realized and unrealized currency gain and losses.
[3]

The net asset value (“NAV”) for financial reporting purposes, $12.78, differs from the NAV reported on December 31, 2014, $12.82, due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[4]

The NAV for financial reporting purposes, $15.46, differs from the NAV reported on December 31, 2013, $15.39, due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[5]	Total investment return based on market value differs from total investment return based on net assets value due to changes in relationship between Fund’s market price and its NAV per share.
[6]	Reflects the expense ratio excluding any waivers and/or expense reimbursements.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than sixty days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely-accepted model.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $22,130,508, or 6.50% of the Fund’s net assets at December 31, 2014, and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$309,848,384	$—	$4,082,631	$313,931,015
Preferred Stock*	—	—	3,084,987	3,084,987
Private Equity Limited Partnerships	—	—	14,962,890	14,962,890

Total Investments in Securities	$309,848,384	$—	$22,130,508	$331,978,892

*	Please see the Schedule of Investments for industry classifications.

Level 3 securities, which are listed in Note 3 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies and private equity limited partnerships that invest in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

The Fund values its Level 3 investments in the two private equity limited partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates to the partnerships’ audited financial statements. In using the unadjusted NAV as a practical

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity limited partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at December 31, 2014	Valuation Technique	Unobservable inputs	Range[1]
Privately-held companies
Medical Equipment[2]	$686,439	Discounted cash flow	Weighted average cost of capital	12.4%-17%
			Expected compound annual growth rate of revenue (10 years)	27%-47%
Privately-held companies
Medical Equipment[3]	$1,984,925	Market approach	Recent round of financing	N/A
Privately-held companies
Biotechnology[4]	$3,283,507	Market approach	Recent round of financing	N/A
Privately-held companies
Biotechnology[5]	$683,480	Discounted cash flow	Weighted average cost of capital	16%
			Success rate on research and development	40%
Privately-held companies
Industrial Goods & Services[6]	$529,267	Discounted cash flow	Weighted average cost of capital	14%
			Expected compound annual growth rate of revenue (5 years)	37%
Private Equity Limited Partnerships		NAV as a practical
Biotechnology	$1,984,736	expedient	N/A	N/A
Private Equity Limited Partnerships		NAV as a practical
Financial Services	$12,978,154	expedient	N/A	N/A
Total	$22,130,508

[1]

Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the success rate on research and development or the expected long-term 10-year revenue growth rate is accompanied by a directionally similar change in fair value. Conversely, a change in the weighted average cost of capital is accompanied by a directionally opposite change in fair value.

[2]	Kuros Biosurgery AG—Common Shares were valued based on this technique.

[3]	EyeSense AG—Preferred Shares, Spineart SA—Common Shares were valued based on this technique.

[4]	NovImmune SA Common Shares and Preferred Shares were valued based on this technique.

[5]	Ixodes AG Preferred Shares were valued based on this technique.

[6]	SelFrag AG—Preferred Shares were valued based on this technique.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The Fund’s policy is to disclose transfers between Levels based on their market prices at the reporting period end. There were no transfers between Levels for the year ended December 31, 2014.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity Limited Partnerships	Total
Balance as of December 31, 2013	$5,064,380	$6,050,106	$18,151,971	$29,266,457
Change in Unrealized Appreciation/Depreciation*	(981,749)	(3,059,253)	(2,663,408)	(6,704,410)
Net Realized Gain (Loss)	—	—	—	—
Gross Purchases**	—	94,134	390,636	484,770
Gross Sales**	—	—	(916,309)	(916,309)

Balance as of December 31, 2014	$4,082,631	$3,084,987	$14,962,890	$22,130,508

*	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on December 31, 2014.

**	For private equity investments, represents contributions of capital or return of capital distributions received.

C. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

Distributions received from securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment and/or as a realized gain.

D. Distributions

The Fund pays dividends at least annually to the extent it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent that they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on the ex-dividend date.

E. Federal Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files federal tax returns which remain open for examination generally for the current year and the three prior years. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

F. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

G. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Fees and Transactions with Affiliates

Effective July 1, 2014, Schroder Investment Management North America Inc. (“SIMNA”) and its affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd” and together with SIMNA, “Schroders”), commenced serving as the Fund’s investment adviser and investment sub-adviser, respectively. The Fund pays SIMNA an annual advisory fee of 0.70% of the Fund’s average month-end net assets up to $250 million, 0.60% of such assets in excess of $250 million and up to $350 million, 0.55% of such assets in excess of $350 million and up to $450 million, 0.50% of such assets in excess of $450 million and up to $550 million, and 0.45% of such assets in excess of $550 million. As compensation for its investment sub-advisory services, SIMNA Ltd receives 40% of the advisory fee paid by the Fund to SIMNA.

The Fund pays each Director who is not an “interested person” (as such term is defined in the Act) of the Fund or Schroders (“Non-Interested Directors”), $40,821 annually in compensation, except for the Chairman of the Board to whom the Fund pays an annual

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

fee of $54,467 and for the Chairs of the Audit, the Pricing and the Governance/Nominating Committees to each of whom the Fund pays an annual fee of $46,700. In addition, the Fund pays each Non-Interested Director $1,300 for each Board meeting attended and pays each Non-Interested Director who is a member of a Committee a fee of $750 for each Committee meeting attended. Committee meeting fees are paid for only those meetings held separately from other meetings. The Board or a Committee may establish ad hoc committees or subcommittees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value determined to be added to the Fund.

Through June 30, 2014, Hottinger Capital Corp. (“HCC”), which is wholly-owned by Banque Hottinger & Cie SA, served as the Fund’s investment adviser. The Fund’s investment advisory agreement with HCC terminated, in accordance with its terms, on June 30, 2014. Under that agreement, the Fund paid HCC an annual advisory fee based on its month-end net assets which accrued daily and was calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of next $200 million and 0.45% of such assets in excess of $800 million.

Through June 30, 2014, the Fund and HCC had agreed to share equally certain common expenses subject to review by the Audit Committee of the Board. During the period ended June 30, 2014, $3,500 of expenses incurred in connection with publicizing the Fund were shared equally by the Fund and HCC. Certain persons who served as officers and Directors of the Fund during the period ended June 30, 2014 also served as officers or directors of HCC and Banque Hottinger & Cie SA. These persons were not paid by the Fund for serving in these capacities.

Note 3—Other Service Providers

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”) provides certain administration and portfolio accounting services to the Fund, American Stock Transfer & Trust Company is the Fund’s transfer agent, and Citibank, N.A. serves as the Fund’s custodian. The Fund pays these service providers’ fees, which are accrued daily and paid monthly.

In addition to its other service provider fees, the Fund incurs certain professional fees, including fees of its outside legal counsel and legal counsel to the Fund’s Non-Interested Directors as well as fees of its independent registered public accounting firm. Those fees vary depending on the nature of the Fund’s activities each year. Due to the tender offer in the first quarter of 2014, the work associated with the change in the Fund’s investment adviser throughout the year, and the change in the Fund’s independent registered accounting firm, the Fund incurred additional professional fees in 2014 that are not expected to be recurring expenses.

Note 4—Capital Share Transactions

The Fund is authorized to issue up to 50 million shares of capital stock. Transactions in capital shares were as follows:

	For the Year Ended December 31, 2014		For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Dividends Reinvested	697,628	$9,900,158	—	$—
Repurchased from Buyback	—	—	(439,377)	(5,566,067)
Repurchased from Tender Offer	(4,579,480)	(68,371,636)	—	—

Net Decrease	(3,881,852)	$(58,471,478)	(439,377)	$(5,566,067)

Note 5—Federal Income Tax and Investment Transactions

As of December 31, 2014, accumulated net investment income and accumulated net realized gain from investments and foreign currency transactions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatment of foreign currency transactions and utilization of equalization distributions.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The following reclassification was the result of currency reclassifications and has no impact on the net assets of the Fund.

Accumulated Net Investment Income	$(3,720,462)
Accumulated Net Realized Gain	1,013,926

Paid-in Capital	2,706,536

The tax character of distributions paid during 2014 and 2013 were as follows:

	2014	2013
Ordinary Income	$4,833,445	$6,686,721
Short-Term Capital Gains	—	4,575,027
Long-Term Capital Gains	58,492,395	26,570,715

Total	$63,325,840	$37,832,463

Under current tax law, capital losses and specified ordinary losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had $3,538,273 of deferred post-October capital and currency losses which will be treated as arising on the first business day following the fiscal year ending December 31, 2014.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$2,105,204
Undistributed Long-Term Capital Gains	5,704,344
Qualified late-year losses	(3,538,273)
Unrealized Appreciation	114,107,086

Total	$118,378,361

The differences between book basis and tax basis distributable earnings are primarily attributable to tax deferral of wash sales and investments in partnerships.

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the period ending December 31, 2014 were $197,101,736 and $333,905,122, respectively.

The following summarizes all distributions declared by the Fund during the year ended December 31, 2014:

Distribution	Record Date	Payable Date	Amount
Ordinary Income	6/18/14	7/24/14	$0.040
Short-Term Capital Gains	6/18/14	7/24/14	$0.142
Long-Term Capital Gains	12/17/14	1/23/15	$2.195

Total Distributions			$2.377

Note 6—Stock Repurchase Program

Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999. The Board has authorized a stock repurchase program permitting such purchases by the Fund in each subsequent year, except that no such program has been approved for 2015. The principal purpose of the stock repurchase program has been to enhance stockholder value by increasing the Fund’s NAV per share without adversely affecting the Fund’s expense ratio.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (concluded)

The Fund intends to repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the ability of the Fund to raise cash to repurchase shares of the Fund’s common stock in a tax-efficient manner.

Note 7—Tender Offer

On December 3, 2013, the Fund announced a one-time tender offer program (the “Program”), which was approved by the Fund’s Board. Commencing on January 10, 2014, the Fund conducted a tender offer (the “Offer”) to its stockholders in accordance with the Program. Pursuant to the Offer, the Fund offered to purchase up to 15% of its issued and outstanding shares of common stock at a price equal to 95% of its NAV per share, as determined by the Fund on February 12, 2014. The Offer terminated on February 11, 2014.

Approximately 19,260,691 shares of the Fund’s common stock, or approximately 63% of the Fund’s issued and outstanding common stock, were tendered in the Offer. As a result, the Offer was oversubscribed and, pursuant to the terms of the Offer, not all of the shares that were tendered were accepted for payment by the Fund. Under the final proration calculation, approximately 23.8% of the Fund’s shares that were tendered were accepted for payment. The Fund repurchased and retired 4,579,480 shares at a price of $14.93 per share, resulting in an aggregate repurchase price of $68,371,636. This difference between the Fund’s NAV and the repurchase price resulted in a gain to the Fund of $1,511,228, or a $0.05 increase to the Fund’s NAV per share.

Note 8—Capital Commitments

As of December 31, 2014, the Fund maintains illiquid investments in two private equity limited partnerships. These investments appear in the Fund’s Schedule of Investments. The Fund’s capital commitments for these partnerships are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*	Fair Value as of December 31, 2014
Private Equity Limited Partnerships—International (a)
Aravis Biotech II, Limited Partnership	$3,270,605	$320,192	$1,984,736
Zurmont Madison Private Equity, Limited Partnership	14,088,759	365,757	12,978,154

*	The original capital commitment represents 3,250,000 and 14,000,000 Swiss francs for Aravis Biotech II, LP and Zurmont Madison Private Equity LP, respectively. The unfunded commitment represents 318,175 and 363,453 Swiss francs, respectively. The Swiss franc (CHF)/U.S. dollar exchange rate as of December 31, 2014 was used for conversion and equals 0.9937.

(a)	This category consists of two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two limited partnerships. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

Note 9—Subsequent Events

Management has evaluated subsequent events through the date financial statements were issued. Based on the evaluation, no additional disclosures or adjustments were required to the financial statements as of December 31, 2014.

THE SWISS HELVETIA FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of The Swiss Helvetia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments by industry, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Swiss Helvetia Fund, Inc. (the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2104 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets presented for the year ended December 31, 2013 and the financial highlights presented for each of the four years in the period ended December 31, 2013 were audited by another independent registered public accounting firm whose report dated February 28, 2014 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2015

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Code of Ethics

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund, the Fund’s portfolio managers and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the

Fund’s portfolio, who help execute the portfolio managers’ decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short-term trading of Swiss equity or equity-linked securities.

Additionally, the Fund’s portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity-linked securities and other covered individuals must obtain prior clearance before doing so.

Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (concluded)

Tax Information for the Year Ended December 31, 2014

Distributions

The Fund designates 86.37% of its ordinary income dividend distributions for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

The amounts may differ from those elsewhere in this report because of difference between tax and financial reporting requirements. For federal income tax purposes, distributions from short-term capital gains are classified as ordinary income. The Fund’s distributions to stockholders of long-term capital gains included $61,198,931 in connection with the distribution paid January 23, 2015 to stockholders of record on December 17, 2014.

The Fund intends to elect to pass through to stockholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on December 31, 2014, were $0.35 and $0.04 per share, respectively.

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited)

The following tables set forth certain information about each person currently serving as a Director of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of December 31, 2014. Each of the Directors has been determined to be a non-interested Director under the Investment Company Act of 1940, as amended.

Class I Directors (Terms Will Expire in 2016)
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Jean-Marc Boillat Age: 72	Director (2005); and Member of the Governance/ Nominating Committee (2005), the Pricing Committee (2009 to 2011; 2012 to 2014) and the Audit Committee (2014)	Former CEO, Tornos-Bechler S.A., Moutier; Former Ambassador of Switzerland in various countries, including Lebanon, Cyprus, Angola, Mozambique and Argentina	None	3,000 $10,001-$50,000
R. Clark Hooper Age: 68	Director (2007); and Member of the Audit Committee (2007) and the Governance/ Nominating Committee (2007)	President of Dumbarton Group LLC (regulatory consulting) from 2003 to 2007; Various positions, including Executive Vice President of Regulatory Policy and Oversight (2002-2003) and Strategic Programs (1992-2002) of the National Association of Securities Dealers, Inc. (currently, Financial Industry Regulatory Authority, Inc.) from 1972 to 2003	Director (72 funds) and Chair (66 funds) of certain funds in the American Funds fund complex; Director of JP Morgan Value Opportunities Fund from 2005 to 2014; Member of the Executive Committee and Board of Trustees of Hollins University (VA); and Member of the Executive Committee and Board of Trustees of Children’s Hospital of Philadelphia (PA)	1,790 $10,001-$50,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (continued)

Class II Directors (Terms Will Expire in 2017)
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Samuel B. Witt, III, Esq. Age: 79	Director (1987) and Chairman of the Board of Directors (2006); and Member of the Governance/ Nominating Committee (2002)	Samuel B. Witt, III, Attorney-at-Law	Trustee of The Williamsburg Investment Trust (11 funds)	7,713 $50,001-$100,000
Claus Helbig Age: 73	Director (2008); Member (2008) and Chair (2013) of the Governance/ Nominating Committee; and Member of the Audit Committee (2009 to 2014) and the Pricing Committee (2009)	Attorney-at-Law; Member of the Supervisory Board of: Audi AG (Ingolstadt) from 1998 to 2008, Bankhaus August Lenz & Co. AG (Munich) (Chairman) since 2002, GLL Real Estate Partners GmbH (Munich) (Chairman) since 2001, and HCM Capital Management AG (Munich) (Vice-Chairman) from 2004 to 2010; Member of the European Advisory Board of Booz Allen Hamilton from 2003 to 2011; and Member of the Global Advisory Board of Millennium Associates, Zug/CH from 2007 to 2010; Director of Leo Capital Growth SPC (Ireland) since 2007; Director of Societé Horlogère Reconvilier AG, Zug/Suisse since 2011	None	1,000 $10,001-$50,000
Richard Brealey Age: 78	Director (1987 to 1996 and since 2009); Member (2009) and Chair (2012) of the Pricing Committee; and Member of the Governance/ Nominating Committee (2009) and the Audit Committee (2012)	Emeritus Professor London Business School (LBS); Full-time faculty member LBS from 1968 to 1998; Special Advisor to the Governor of the Bank of England 1998-2001	Director of the HSBC Investor Funds from 2004 to 2008	17,214 Over $100,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (concluded)

Class III Directors (Terms Will Expire in 2015)
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Brian A. Berris Age: 70	Director (2012); Member and Chair (2013) of the Audit Committee; and Member of the Governance/ Nominating Committee (2012)	Partner, Brown Brothers Harriman & Co. since 1991; Member of the Audit Committee of Brown Brothers Harriman & Co.; Director and Member of the Audit Committee of Brown Brothers Harriman Trust Company (Cayman) Limited; Member of the Pension Investment Committee of Brown Brothers Harriman & Co.	None	5,000 $50,001-$100,000
David R. Bock Age: 71	Director (2010); and Member of the Governance/ Nominating Committee (2010), the Pricing Committee (2010) and the Audit Committee (2012)	Managing Partner, Federal City Capital Advisors since 1997; Interim CEO, Oxford Analytical, January to June 2010; Executive Vice President and Chief Financial Officer of I-trax, Inc. (health care services) from 2004 to 2008; Managing Director of Lehman Brothers from 1992 to 1995; Executive at The World Bank from 1974 to 1992	Director of the Pioneer Funds (53 portfolios) since 2005; Director and Member of the International Advisory Board of Oxford Analytica (political and economic consulting) since 2008; Director of Enterprise Community Investment (private investment company) from 1985 to 2010; Director of New York Mortgage Trust from 2004 to 2008 and since 2012; Director of I-trax, Inc. from 2000 to 2004	5,389 $50,001-$100,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Officers (Unaudited)

The following table sets forth certain information about each person currently serving as an Officer of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All information presented in the table is as of December 31, 2014.

Officers[3]
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Officer During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Mark A. Hemenetz Age: 58	President and Principal Executive Officer (2014)	Chief Operating Officer—Americas, SIMNA; Member of Board of Managers, Schroder Fund Advisors LLC (“SFA”); President and Principal Executive Officer of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware)	None	None
Alan M. Mandel Age: 57	Treasurer and Principal Financial Officer (2014)	Head of Fund Administration, SIMNA; Member of Board of Managers, SFA; Treasurer and Principal Financial and Accounting Officer of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware)	None	1,000 $10,001-$50,000
Stephen M. DeTore Age: 63	Chief Compliance Officer (2014)	Chief Compliance Officer, SIMNA; Member of Board of Managers, SFA; Chief Compliance Officer of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware)	None	None
Abby L. Ingber Age: 52	Chief Legal Officer and Secretary (2014)	Deputy General Counsel and Managing Lawyer, SIMNA; Member of Board of Managers, SFA; Chief Legal Officer and Secretary/Clerk of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware)	None	None
Carin F. Muhlbaum Age: 52	Vice President (2014)	General Counsel, SIMNA; Secretary and General Counsel, SFA; Vice President of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware); formerly, Member of Board of Managers, SFA	None	None
William P. Sauer Age: 51	Vice President (2014)	Head of Investor Services, SIMNA; Vice President of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware)	None	None
David Marshall Age: 43	Assistant Treasurer (2014)	Manager of Fund Administration, SIMNA; Assistant Treasurer of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware); formerly, Vice President of Fund Administration, AMG Funds	None	None

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Officers (Unaudited) (concluded)

Officers[3]
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Officer During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Scott Rhodes Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219 Age: 55	Assistant Treasurer (2012)	Senior Vice President, Citi (since 2010); Manager, Treasurer of Mutual Funds, and Broker-Dealer Treasurer and Financial & Operations Principal, GE Asset Management, Inc. (2005 to 2010)	None	None
Angel Lanier Age: 53	Assistant Secretary (2014)	Legal Assistant, SIMNA; Assistant Secretary, Schroder Fund Advisors LLC	None	None
Heather Melito-Dezan Citi Fund Services Ohio, Inc. 100 Summer Street, Suite 1500 Boston, MA 02110 Age: 37	Assistant Secretary (2014)	Assistant Vice President, Regulatory Administration, Citi (since 2013)	None	None
[1]	The Address for each Director and Officer, unless otherwise noted, is c/o Schroder Investment Management North America Inc., 875 Third Avenue, 22nd Floor, New York, New York 10022.
[2]

All Directors and Officers as a group (17 persons) owned 42,106 shares, which constitutes less than 1.00% of the outstanding Common Stock of the Fund. Share numbers in this Annual Report have been rounded to the nearest whole share.

[3]	Each Officer serves on a year-to-year basis for an indefinite term, until his or her successor is elected and qualified.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

The stock portion of any dividends or distributions you receive is not subject to the Plan. When the Fund declares dividends or distributions payable either in (i) stock or (ii) stock or cash at the election of the stockholder, you will receive newly issued shares of the Fund (unless you elect to receive your dividend or distribution in cash) on terms and conditions that are otherwise identical to those of the Plan.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

FACTS	WHAT DOES SCHRODERS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■   Social Security number and income

■   account balances and account transactions

■   assets and investment experience

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Schroders chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Schroders share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	For inquiries, call (800) 730-2932 or email swzintermediary@schroders.com

Who we are
Who is providing this notice?	■ Schroder Investment Management North America Inc. ■ The Swiss Helvetia Fund, Inc.

What we do
How does Schroders protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to personal information is limited to employees who need it to perform their jobs. Our policies restrict employee use of customer information; requiring it be held in strict confidence.

How does Schroders collect my personal information?

We collect your personal information, for example, when you

■   open an account and provide account information

■   give us your contact information

■   show your driver’s license or government issued ID

■   enter into an investment advisory contract

■   make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes—information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■   Our affiliates include companies with the Schroder name; financial companies such as Schroder Investment Management North America Limited and Schroder Investment Management Limited; and others, such as the parent, holding company, Schroders plc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■   Nonaffiliates we share with can include companies that help us maintain, process or service your transactions or account(s) or financial products, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services, or that assist us in marketing.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Schroders doesn’t jointly market.

THE SWISS HELVETIA FUND, INC.

Independent Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

Brian A. Berris[1]

Director

David R. Bock[2]

Director

Jean-Marc Boillat[2]

Director

Richard A. Brealey[2,3]

Director

Claus Helbig[4]

Director

R. Clark Hooper[2]

Director

Mark A. Hemenetz

President

Principal Executive Officer

Alan M. Mandel

Treasurer

Principal Financial Officer

Stephen M. DeTore

Chief Compliance Officer

Carin F. Muhlbaum

Vice President

William P. Sauer

Vice President

Abby L. Ingber

Chief Legal Officer Secretary

David Marshall

Assistant Treasurer

Scott Rhodes

Assistant Treasurer

Heather Melito-Dezan

Assistant Secretary

Angel Lanier

Assistant Secretary

[1] Audit Committee Chair [2] Audit Committee Member [3] Pricing Committee Chair	[4] Governance/Nominating Committee Chair

Investment Adviser

Schroder Investment Management North America, Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

(800) 730-2932

Investment Sub-adviser

Schroder Investment Management North America Ltd.

31 Gresham Street

London, EC2V 7QA

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

(888) 556-0425

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

The Investment Adviser

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America, Inc. (“SIMNA Inc.”)

SIMNA Inc. is an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”). It provides asset management products and services to a broad range of clients including Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust, investment companies registered with the SEC. SIMNA Inc. is part of a global asset management firm with approximately $447.7 billion in assets under management as of September 30, 2014.

Executive Offices

The Swiss Helvetia Fund, Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

(800) 730-2932

For inquiries and reports:

(800) 730-2932

email: swzintermediary@schroders.com

Website Address

www.swzfund.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Executive Offices

875 Third Avenue, 22nd Floor

New York, NY 10022

(800) 730-2932

www.swzfund.com

A SWISS INVESTMENTS FUND

WWW.SWZFUND.COM

ANNUAL REPORT

For the Year Ended

December 31, 2014

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer and senior financial officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors (the “Board”) has determined that Messrs. Brian A. Berris, David R. Bock and Richard A. Brealey, each a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Each of Messrs. Berris, Bock and Brealey is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP billed aggregate fees for services rendered to the Fund for the fiscal year ended December 31, 2014 as follows:

		2014
		All services to the Fund that were pre-approved		All non-audit services to service affiliates that were pre-approved	All non-audit services to service affiliates that did not require pre-approval
(a)	Audit Fees	$94,000		N/A	N/A
(b)	Audit-Related Fees	$10,000	(1)	$0	$0
(c)	Tax Fees	$6,600		$0	$0
(d)	All Other Fees	$0		$0	$0

Note:

(1) During the fiscal year ended December 31, 2014, the Fund engaged PricewaterhouseCoopers LLP to perform a review, in accordance with Statement on Auditing Standards No. 100, Interim Financial Information, of the Fund’s semi-annual financial statements, including the documentation and fair valuation procedures of the Fund’s privately held investments and private equity partnerships.

Effective July 1, 2014, Schroder Investment Management North America Inc. became the Fund’s investment adviser. Prior to that date, the Fund’s principal accountant was Deloitte and Touche LLP (“Deloitte”) and the Fund’s investment adviser was Hottinger Capital Corp. Deloitte billed aggregate fees for services rendered to the Fund for the fiscal years ended December 31, 2013 and December 31, 2014, as follows:

		2014				2013
		All services to the Fund that were pre- approved		All non-audit services to service affiliates that were pre- approved	All non-audit services to service affiliates that did not require pre-approval	All services to the Fund that were pre- approved	All non-audit services to service affiliates that were pre- approved	All non-audit services to service affiliates that did not require pre-approval
(a)	Audit Fees	$0		N/A	$0	$94,900	N/A	$0
(b)	Audit-Related Fees	$0		$0	$0	$0	$0	$0
(c)	Tax Fees	$0		$0	$0	$6,600	$0	$0
(d)	All Other Fees	$5,500	(1)	$0	$0	$0	$0	$0

Note:

(1) During the fiscal year ended December 31, 2014, the other fees represent services associated with independence consultations and the change in auditors transition.

(e) (1) The Registrant’s Audit Committee pre-approves the principal accountant’s engagements for audit and non-audit services to the Registrant, and certain non-audit services to the investment adviser that are required to be pre-approved on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) The aggregate non-audit services billed by PricewaterhouseCoopers LLP to the Fund, SIMNA and any entity controlling, controlled by or under common control with SIMNA that provides services to the Fund in the reporting periods were $0 in 2013 and $6,600 in 2014. Over the same periods, the aggregate non-audit services billed by Deloitte to the Fund, SIMNA and any entity controlling, controlled by or under common control with SIMNA that provides services to the Fund were $6,600 and $5,500, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. It is composed of the following Directors, each of who is not an “interested person” as defined in the Investment Company Act of 1940:

Brian A. Berris, Chair

David R. Bock

Jean-Marc Boillat

Richard A. Brealey

R. Clark Hooper

Item 6. Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated voting of proxies in respect of portfolio holdings to its investment adviser to vote the Registrant’s proxies in accordance with the adviser’s proxy voting guidelines and procedures. The following sets forth Schroder Investment Management North America Inc.’s (“SIMNA’s”) policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940. Specifically, Rule 206(4)-6 requires that SIMNA:

•	Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

•	Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how SIMNA voted proxies.

Rule 30b1-4 requires that the registered investment companies, including the Registrant, for which SIMNA serves as an investment adviser (the “Funds”):

•	Disclose their proxy voting policies and procedures in their registration statements; and

•	Annually, file with the SEC and make available to shareholders their actual proxy voting.

(a) Proxy Voting General Principles

SIMNA will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by SIMNA (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner that is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

Corporate Governance Committee

The Corporate Governance Committee for the Schroders Group consists of investment professionals and other officers and coordinates with SIMNA to ensure compliance with this proxy voting policy. The Committee meets on a periodic basis to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

The Schroders’ Group Corporate Governance Team (the “Team”) provides an initial evaluation of the proxy request, seeks advice where necessary, especially from the U.S. small cap and mid cap product heads, and consults with portfolio managers who have invested in the company should a controversial issue arise.

When coordinating proxy-voting decisions, the Team generally adheres to the Group Environmental, Social & Governance Policy (the “Policy”), as revised from time to time. The Policy, which has been approved by the Corporate Governance Committee, sets forth Schroder Group positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Corporate Governance Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

The Team uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services. ISS’s primary function is to apprise the Team of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although SIMNA may consider ISS’s and others’ recommendations on proxy issues, SIMNA bears ultimate responsibility for proxy voting decisions.

SIMNA may also consider the recommendations and research of other providers, including the National Association of Pension Funds’ Voting Issues Service.

Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of SIMNA’s clients and the interests of SIMNA and/or its employees. SIMNA has adopted this policy and procedures to ensure that decisions to vote the proxies are based on the clients’ best interests.

For example, conflicts of interest may arise when:

•	Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with SIMNA;

•	A proponent of a proxy proposal has a client relationship with SIMNA;

•	A proponent of a proxy proposal has a business relationship with SIMNA;

•	SIMNA has business relationships with participants in proxy contests, corporate directors or director candidates;

SIMNA is responsible for identifying proxy voting proposals that may present a material conflict of interest. If SIMNA receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is “material” to any specific proposal included within the proxy. SIMNA (or the Team on behalf of SIMNA) will determine whether a proposal is material as follows:

•	Routine Proxy Proposals: Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest unless SIMNA has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

•	Non-Routine Proxy Proposals: Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless SIMNA determines that neither SIMNA nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If SIMNA determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, SIMNA will address matters involving such conflicts of interest as follows:

A. If a proposal is addressed by the Policy, SIMNA will vote in accordance with such Policy;

B. If SIMNA believes it is in the best interests of clients to depart from the Policy, SIMNA will be subject to the requirements of C or D below, as applicable;

C. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, SIMNA may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against SIMNA’s own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

D. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and SIMNA believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then SIMNA must take one of the following actions in voting such proxy: (a) vote in accordance with ISS’ recommendation; (b) in exceptional cases, inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by SIMNA; or (c) obtain approval of the decision from the Chief Compliance Officer and the Chief Investment Officer (the rationale of such vote will be memorialized in writing). Where the director of a company is also a director of Schroders plc, SIMNA will vote in accordance with ISS’ recommendation.

Record of Proxy Voting

SIMNA will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

SIMNA will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by SIMNA, the Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the Chief Investment Officer.

SIMNA will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written) from any client for proxy voting information.

Such records will be maintained for at least six years and may be retained electronically.

Additional Reports and Disclosures for the Funds

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information. In addition to the records required to be maintained by SIMNA, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule 30b1-4:

For each matter on which a fund is entitled to vote:

•	Name of the issuer of the security;

•	Exchange ticker symbol;

•	CUSIP number, if available;

•	Shareholder meeting date;

•	Brief summary of the matter voted upon;

•	Source of the proposal, i.e., issuer or shareholder;

•	Whether the fund voted on the matter;

•	How the fund voted; and

•	Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds’ actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of July 1, 2014, Schroder Investment Management North America Inc. (“SIMNA”) became investment adviser to the Registrant and Stefan Frischknecht and Daniel Lenz, in association with Schroder Investment Management North America Limited (“SIMNA Limited”), SIMNA’s affiliate, became primarily responsible for the day-to-day management of the Registrant’s portfolio.

Stefan Frischknecht, CFA, Lead Portfolio Manager, is the Head of Equity Fund Management for Schroder Investment Management (Switzerland) AG, Zurich and is associated with SIMNA Limited. He joined the Schroders organization in 1999 and is currently Fund Manager of the SISF Swiss Equity Opportunities Fund, Schroder Swiss Equity Core Fund and institutional mandates. Prior to Schroders, he worked at ABB Investment Management from 1995 until 1998 as a portfolio manager with additional research responsibility for the European Financial sector. He commenced his investment career in 1994 at the International and Finance Department of Swiss Bank Corporation (now UBS) as a credit analyst He holds a Master of Science of the University of Berne, Switzerland.

Daniel Lenz, CFA, Co-Portfolio Manager, is a Fund Manager /Swiss Equity Analyst for Schroder Investment Management (Switzerland) AG, Zurich and is associated with SIMNA Limited. He joined the Schroders organization in 2000 and is currently Fund Manager of the SISF Small & Mid Cap Fund and serves as a Swiss equity analyst. He began his investment career commenced in 1997 at Credit Suisse as a portfolio manager. He holds a Master of Arts HSG of the University of St. Gallen (HSG), Switzerland.

Other Accounts Managed. The following table shows information regarding accounts, other than the Registrant, managed by the portfolio managers of the Registrant, as of December 31, 2014:

	Number of Accounts	Total Assets in Accounts	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance
Stefan Frischknecht
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	2	$142,000,000	1	$91,000,000
Other Accounts	1	$133,000,000	—	$—
Daniel Lenz
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	4	$920,000,000	1	$38,000,000
Other Accounts	3	$318,000,000	0	$—

Material Conflicts of Interest. Whenever a portfolio manager manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Registrant and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a fund may be seen itself to constitute a conflict with the interest of the Registrant.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Registrant. Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for Portfolio Managers. Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Registrant’s portfolio managers are compensated for their services to the Registrant and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance. Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods), the level of funds under management and the level of performance fees generated, if any. Performance is evaluated for each quarter, year and since inception of the relevant Fund. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroder funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

For the purposes of determining the portfolio managers’ bonuses, the relevant external benchmarks for performance comparison include the Swiss Performance Index in conjunction with the Morningstar peer group.

Ownership of Securities of Registrant. As of the date of this Report, neither Mr. Frischknecht nor Mr. Lenz beneficially owned shares of common stock of the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
01/01/14-01/31/14	—	—	—	—
02/01/14-02/28/14*	4,579,480	14.93	4,579,480	—
03/01/14-03/31/14	—	—	—	—
04/01/14-04/30/14	—	—	—	—
05/01/14-05/31/14	—	—	—	—
06/01/14-06/30/14	—	—	—	—
07/01/14-07/31/14	—	—	—	—
08/01/14-08/31/14	—	—	—	—
09/01/14-09/30/14	—	—	—	—
10/01/14-10/31/14	—	—	—	—
11/01/14-11/30/14	—	—	—	—
12/01/14-12/31/14	—	—	—	—

Total	4,579,480	14.93	4,579,480	—

*	On December 3, 2013, the Fund announced a one-time offer (the “Offer”) to acquire, in exchange for cash, up to 15% of the Fund’s outstanding shares of common stock at a price equal to 95% of the Fund’s net asset value (“NAV”) per share as determined by the Fund on the next business day following the expiration date of the Offer. The Offer commenced on January 10, 2014 and expired on February 11, 2014. On February 12, 2014, the Fund accepted 4,579,480 properly tendered shares (which represented 15% of the Fund’s shares outstanding as of the commencement of the Offer) for cash payment at a price equal to $14.93 per share.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to procedures by which shareholders may recommend nominees to the board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no changes to the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics (Exhibit filed herewith).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (Exhibit filed herewith).

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Swiss Helvetia Fund, Inc.

By (Signature and Title)	/s/ Mark A. Hemenetz
Mark A. Hemenetz, Principal Executive Officer

Date March 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Mark A. Hemenetz
Mark A. Hemenetz, Principal Executive Officer

Date March 9, 2015

By (Signature and Title)	/s/ Alan M. Mandel
Alan M. Mandel, Treasurer and Principal Financial Officer

Date March 9, 2015